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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            TeleBanc Capital Trust II
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             (Exact Name Of Registrant as Specified in its Charter)

        Delaware                                                                  51-6507843
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(State of Incorporation or Organization)                                   (I.R.S. Employer
                                                                           Identification no.)

      1111 North Highland Street
          Arlington, Virginia                                                     22201
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(Address of principal executive offices)                                   (zip code)


        If this form relates to the registration of            If this form relates to the registration
        a class of securities pursuant to Section              of a class of securities pursuant to
        12(b) of the Exchange Act and is effective             Section 12(g) of the Exchange Act and is
        pursuant to General Instruction A.(c),                 effective pursuant to General Instruction
        check the following box.  [ ]                          A.(d), check  the following box. [X]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class                                            Name of Each Exchange on Which
to be so Registered                                            Each Class is to be Registered
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      none
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                9.0% Beneficial Unsecured Securities, Series A
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                                (Title of class)



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Item 1.  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

         The description of the Registrant's 9.0% Beneficial Unsecured
Securities, Series A, $25 liquidation amount is incorporated herein by reference to "DESCRIPTION OF SERIES A CAPITAL SECURITIES" set forth in Registration
Statement No. 333-53689 on Form S-2 filed with the Commission on July 27, 1998.

Item 2. Exhibits.

        1.     Certificate of Trust of TeleBanc Capital Trust II
(incorporated herein by reference to Exhibit 4.3 of Registration Statement No.
333-53689 on Form S-2 filed with the Commission on May 27, 1998).

        2. Declaration of Trust of TeleBanc Capital Trust II (incorporated herein by reference to Exhibit 4.4 of Registration Statement No. 333-53689 on Form S-2 filed with the Commission on May 27, 1998).


        3.     Form of Amended and Restated Trust Agreement for TeleBanc
Capital Trust II (incorporated herein by reference to Exhibit 4.5 of
Registration  Statement No. 333-53689 on Form S-2 filed with the Commission on
July 2, 1998).


        4.     Form of Capital Security Certificate for TeleBanc Capital
Trust II (incorporated herein by reference to Exhibit 4.6 of Registration
Statement No. 333-53689 on Form S-2 filed with the Commission on July 27, 1998).


        5. Form of Guarantee Agreement of TeleBanc Financial Corporation relating to the Series A Capital Securities (incorporated herein by reference to Exhibit 4.7 of Registration Statement No. 333-53689 on Form S-2 filed with the
Commission on July 2, 1998).


        6.     Indenture of TeleBanc Financial Corporation relating to the
Junior Subordinated Debentures (incorporated herein by reference to Exhibit 4.1 of Registration Statement No. 333-53689 on Form S-2 filed with the Commission on
July 2, 1998).


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                     TELEBANC CAPITAL TRUST II



Date:  July 28, 1998                                 By:  /s/ Aileen Lopez Pugh
                                                        -----------------------
                                                         Aileen Lopez Pugh,
                                                          Administrative Trustee




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                                  EXHIBIT INDEX
NUMBER   DESCRIPTION
------   -----------

     1. Certificate of Trust of TeleBanc Capital Trust II (incorporated herein by reference to Exhibit 4.3 of Registration Statement No. 333-53689 on
         Form S-2 filed with the Commission on May 27, 1998).


     2. Declaration of Trust of TeleBanc Capital Trust II (incorporated herein by reference to Exhibit 4.4 of Registration Statement No. 333-53689 on
         Form S-2 filed with the Commission on May 27, 1998).


     3.  Form of Amended and Restated Trust Agreement for TeleBanc Capital Trust
         II (incorporated herein by reference to Exhibit 4.5 of Registration
         Statement No. 333-53689 on Form S-2 filed with the Commission on July
         2, 1998).


     4.  Form of Capital Security Certificate for TeleBanc Capital Trust II
         (incorporated herein by reference to Exhibit 4.6 of Registration
         Statement No. 333-53689 on Form S-2 filed with the Commission on July
         27, 1998).


     5. Form of Guarantee Agreement of TeleBanc Financial Corporation relating to the Trust Securities (incorporated herein by reference to Exhibit
         4.7 of Registration Statement No. 333-53689 on Form S-2 filed with the
         Commission on July 2, 1998).


     6.  Indenture of TeleBanc Financial Corporation relating to the Junior
         Subordinated Debentures (incorporated herein by reference to Exhibit
         4.1 of Registration Statement No. 333-53689 on Form S-2 filed with the
         Commission on July 2, 1998).


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